UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2012

THE HAIN CELESTIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road, Melville, NY 11747

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 730-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2012, The Hain Celestial Group, Inc. (the “Company”) announced the planned retirement of Ira J. Lamel, Executive Vice President and Chief Financial Officer of the Company. It is expected that Mr. Lamel, who is 65 years old, will remain with the Company until a successor is named. The Company has begun a global search for a replacement.

Item 9.01.	Financial Statements and Exhibits.

On September 5, 2012, the Company issued a press release regarding the retirement of Mr. Lamel. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release dated September 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2012

THE HAIN CELESTIAL GROUP, INC.

(Registrant)

By:	/s/ Denise M. Faltischek
Name:	Denise M. Faltischek
Title:	Senior Vice President and General Counsel